BRITISH COLUMBIA

Ministry of Finance
Corporate and Personal Property Registries
www.corporateonline.gov.bc.ca

Mailing Address:
PO BOX 9431 Stn Prov Govt
Victoria BC V8W 9V3

Location:
2nd Floor - 940 Blanshard St
Victoria BC
250 356-8626

Notice of Articles

BUSINESS CORPORATIONS ACT

CERTIFIED COPY
Of a Document filed with the Province of British Columbia Registrar of Companies

J S Powell
October 22, 2004

This Notice of Articles was issued by the Registrar on: October 22, 2004 04:05 PM Pacific Time

Incorporation Number: **BC0440140**

Recognition Date: Incorporated on February 2, 1993

NOTICE OF ARTICLES

Name of Company:

AMARC RESOURCES LTD.

REGISTERED OFFICE INFORMATION

Mailing Address:
1500 ROYAL CENTRE
1055 W GEORGIA ST
PO BOX 11117
VANCOUVER BC V6E 4N7

Delivery Address:
1500 ROYAL CENTRE
1055 W GEORGIA ST
PO BOX 11117
VANCOUVER BC V6E 4N7

RECORDS OFFICE INFORMATION

Mailing Address:
1500 ROYAL CENTRE
1055 W GEORGIA ST
PO BOX 11117
VANCOUVER BC V6E 4N7

Delivery Address:
1500 ROYAL CENTRE
1055 W GEORGIA ST
PO BOX 11117
VANCOUVER BC V6E 4N7

DIRECTOR INFORMATION

ast Name, First Name Middle Name:
ASON, JEFFREY R. (name corrected, formerly MASON, JEFFREY R.)

Mailing Address:
1020 - 800 WEST PENDER STREET
VANCOUVER BC V6C 2V6

Delivery Address:
1020 - 800 WEST PENDER STREET
VANCOUVER BC V6C 2V6

Last Name, First Name Middle Name:
COPELAND, DAVID J. (name corrected, formerly COPELAND, DAVID J.)

Mailing Address:
1020 - 800 WEST PENDER STREET
VANCOUVER BC V6C 2V6

Delivery Address:
1020 - 800 WEST PENDER STREET
VANCOUVER BC V6C 2V6

Last Name, First Name Middle Name:
THIESSEN, RONALD W. (name corrected, formerly THIESSEN, RONALD W.)

ailing Address:
1020 - 800 WEST PENDER STREET
VANCOUVER BC V6C 2V6

Delivery Address:
1020 - 800 WEST PENDER STREET
VANCOUVER BC V6C 2V6

Last Name, First Name Middle Name:
DICKINSON, ROBERT A. (name corrected, formerly DICKINSON, ROBERT A.)

Mailing Address:
1020 - 800 WEST PENDER STREET
VANCOUVER BC V6C 2V6

Delivery Address:
1020 - 800 WEST PENDER STREET
VANCOUVER BC V6C 2V6

Last Name, First Name Middle Name:
COUSENS, SCOTT D. (name corrected, formerly COUSENS, SCOTT D.)

Mailing Address:
1020 - 800 WEST PENDER STREET
VANCOUVER BC V6C 2V6

Delivery Address:
1020 - 800 WEST PENDER STREET
VANCOUVER BC V6C 2V6

PRE-EXISTING COMPANY PROVISIONS

ne Pre-existing Company Provisions apply to this company.

AUTHORIZED SHARE STRUCTURE

1. No Maximum	Common Shares	Without Par Value Without Special Rights or Restrictions attached